Exhibit 10.1

FIRST AMENDMENT TO MASTER PRODUCT PURCHASE AGREEMENT

This First Amendment to Master Product Purchase Agreement (the “Amendment”) is effective as of May 1, 2017 by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and Liberty Oilfield Services, LLC, a Delaware limited liability company (“Buyer”).

Recitals

Whereas, Smart Sand and Buyer have entered into a Master Product Purchase Agreement, dated March 8, 2017 (the “Agreement”);

Whereas, Smart Sand and Buyer desire to amend the Agreement to modify certain terms set forth therein; and

Whereas, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, Smart Sand and Buyer hereby agree as follows:

1.Amendment to the Agreement.  The Agreement shall be amended as follows:

1.1Section 1.1 shall be deleted in its entirety and replaced with the following:

“1.1(i)Subject to the terms and conditions of this Agreement, during the Term (as defined in Section 7.1), Smart Sand agrees to sell and deliver to Buyer, and Buyer agrees to purchase and accept from Smart Sand, *** (and in the limited instances set forth in this Agreement, ***) frac sand products based on the specifications (the “Specifications”) set forth in Appendix A attached hereto and incorporated by reference (each a “Product” and collectively, the “Products”), in the product mix specified in Appendix B attached hereto and incorporated by reference, and in quantities at least equal to the following minimum annual and quarterly tonnage amounts (as applicable, the “Minimum Tons per Year” and “Minimum Tons per Quarter”):

Initial Tonnages

Contract Year	Minimum Tons per Year	Minimum Tons per Quarter
1	***	***
2	***	***
3	***	***

Additional Tonnages

Smart Sand shall use commercially reasonable efforts to obtain up to an additional *** railcars for purposes of shipping an additional *** tons of Products per

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Contract Year. Commencing on the *** (the “Additional Tonnage Commencement Date”) after Smart Sand notifies Buyer in writing that it has an additional *** railcars available for shipment of additional Products and, pursuant to subsection (2) of Appendix C, the parties mutually agree on an increased per ton railcar usage charge (if necessary), the Minimum Tons per Year and Minimum Tons per Quarter shall be increased by *** tons per Contract Year and *** tons per quarter (“Additional Tons”). After the Additional Tonnage Commencement Date (assuming the Excess Capacity Commencement Date (as defined below) has not occurred), the Minimum Tons per Year and Minimum Tons per Quarter shall be as follows:

Contract Year	Minimum Tons per Year*	Minimum Tons per Quarter*
1	***	***
2	***	***
3	***	***

*The Additional Tons shall be prorated in the Contract Year and quarter in which the Additional Tonnage Commencement Date occurs based upon the days remaining in such Contract Year and quarter.

Excess Capacity Tonnages

Smart Sand shall use commercially reasonable efforts to obtain up to an additional *** railcars for purposes of shipping an additional *** tons of Products per Contract Year. Commencing on the *** (the “Excess Capacity Commencement Date”) after Smart Sand notifies Buyer in writing that it has excess capacity available to sell an additional *** tons of Products per Contract Year, and has an additional *** railcars available for shipment of such additional Products and, pursuant to subsection (2) of Appendix C, the parties mutually agree on an increased per ton railcar usage charge (if necessary), the Minimum Tons per Year and Minimum Tons per Quarter shall be increased by *** tons per Contract Year and *** tons per quarter (“Excess Capacity Tons”). After the Excess Capacity Commencement Date, the Minimum Tons per Year and Minimum Tons per Quarter shall be as follows (assuming the Excess Capacity Commencement Date occurs after the Additional Tonnage Commencement Date):

Contract Year	Minimum Tons per Year*	Minimum Tons per Quarter*
1	***	***
2	***	***
3	***	***

*The Excess Capacity Tons shall be prorated in the Contract Year and quarter in which the Excess Capacity Commencement Date occurs based upon the days remaining in such Contract Year and quarter.

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(ii)If Smart Sand determines, in its reasonable discretion (and notifies Buyer in writing of its determination), that the railcars designated for shipping either the Additional Tons or the Excess Capacity Tons (i.e. *** railcars and *** railcars, as applicable), are insufficient for shipping the Additional Tons or Excess Capacity Tons, as the case may be, the Additional Tons or the Excess Capacity Tons (and the Minimum Tons per Year and Minimum Tons per Quarter), as the case may be, shall be automatically reduced by an amount equal to *** tons multiplied by the number of additional railcars required to ship the Additional Tons or the Excess Capacity Tons, as the case may be, as determined by Smart Sand in its reasonable discretion; provided, however, that if either Smart Sand or Buyer supplies additional railcars after such reduction, the Additional Tons or Excess Capacity Tons (and the Minimum Tons per Year and Minimum Tons per Quarter), as the case may be, shall automatically increase at a rate equal to the number of additional railcars supplied by Smart Sand or Buyer multiplied by *** (i.e. Additional railcars* ***), up to the amounts set forth subsection (i) above.

(iii)Nothing in this Agreement shall be construed as limiting either party’s right to enter into a purchase or sale agreement with respect to any of the Products with a third party at any time.”

1.2Section 1.3 shall be deleted in its entirety and replaced with the following:

“1.3In no event will Smart Sand be required to provide to Buyer, in any given month during the Term, an aggregate amount exceeding *** percent of the then-applicable Minimum Tons per Year. Buyer shall submit purchase orders on or before the 15th day of each month in order for the Products set forth in such purchase orders to be deemed to be purchased in such month. Buyer shall submit purchase orders containing evenly spaced delivery intervals and similar quantities of Products.”

1.3The first paragraph of Section 1.5 shall be deleted in its entirety and replaced with the following:

“1.5Buyer may choose to defer the purchase of up to a maximum of *** percent of the then-applicable Minimum Tons per Year each Contract Year until the end of the Term (each ton, a “Deferred Ton”). Within *** after completion of each Contract Year or earlier termination of this Agreement (each, a “Determination Date”), Buyer shall pay to Smart Sand (each, a “Deferment Payment”) an amount equal to the applicable Contract Price for the Deferred Tons multiplied by the amount of Deferred Tons on such Determination Date. If Buyer purchases more than the Minimum Tons per Quarter in any quarter, (i) such excess shall automatically reduce the Deferred Tons, and (ii) in the following quarter, the Prior Excess shall be reduced by the amount of such excess. By way of example, (i) if the Minimum Tons per Year is *** tons, the Deferred Tons are *** tons and Buyer purchases *** tons in a quarter, then the Deferred Tons will be automatically decreased to *** and the Prior Excess will be ***, and (ii) if Buyer then purchases *** tons of Products in the subsequent quarter, the Deferred Tons will be reduced to *** and the Prior Excess will be *** tons. If Buyer does not pay any Quarterly Shortfall Payment when due (and fails to cure such nonpayment within *** after such Quarterly Shortfall Payment is due), Smart Sand may, in its sole discretion, eliminate Buyer’s deferral right

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hereunder by providing written notice of such elimination to Buyer, in which case Buyer shall promptly (but in no event greater than *** after Smart Sand’s notice) pay to Smart Sand (A) an amount equal to $*** multiplied by the then outstanding Deferred Tons, and (B) any outstanding Deferment Payments. At no time during any Contract Year during the Term may the Deferred Tons exceed *** percent of the Minimum Tons per Year.”

1.4The parenthetical in the second sentence of Section 2.1 stating “(which Smart Sand railcars shall consist of up to *** railcars for Products)” shall be deleted in its entirety and replaced with “(which Smart Sand railcars shall be provided in accordance with the Railcar Usage Agreement)”.

1.5Appendix B to the Agreement shall be deleted in its entirety and replaced with Appendix B attached hereto.

1.6After the Additional Tonnage Commencement Date, all *** Products shall have the same Base Price as *** Products, as set forth in Appendix C to the Agreement.

1.7Subsection (2) of Appendix C shall be deleted in its entirety and replaced with the following:

“(2)Buyer shall pay to Smart Sand an additional $*** per ton of Products purchased or required to be purchased hereunder (or, if Smart Sand determines in its sole discretion that $*** per ton is insufficient for railcar usage for shipping the Additional Tons or Excess Capacity Tons, such higher amount as mutually agreed to by Smart Sand and Buyer in connection with the Additional Tons and Excess Capacity Tons), as set forth in more detail in the Railcar Usage Agreement.”

2.General Provisions.

2.1Defined Terms.  Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.

2.2Successors and Assigns.  The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3Counterparts; Facsimile.  This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.5No Other Changes.  Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

2.6Entire Agreement.  This Amendment, the Agreement and the agreements and documents referred to herein, together with all the Exhibits hereto and thereto, constitute the entire

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agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

2.7Press Release.  No press release or other public disclosure shall be made by the parties hereto with respect to the Agreement, this Amendment or the terms and conditions set forth herein without the prior written consent of the other party hereto which consent may be withheld at that party’s sole discretion. Notwithstanding the foregoing, any party may disclose information regarding the Agreement, this Amendment or the terms and conditions set forth herein without the prior written consent of the other party in order to comply with any law, rule, regulation, or legal or regulatory process (including, without limitation, in connection with any Securities and Exchange Commission (the “SEC”) review process or filing requirements) applicable to such party, provided, that such party shall use reasonable best efforts to obtain confidential treatment from the SEC or any other court or governmental authority with respect to such disclosure; and provided further that such party shall, to the extent practicalble, provide the other party with reasonable advance notice of the proposed disclosure and an opportunity to review and comment upon it.

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In Witness Whereof, the parties hereto have executed this First Amendment to Master Product Purchase Agreement as of the date first written above.

SMART SAND, iNC.

By:	/s/ Lee E. Beckelman
Name:	Lee E. Beckelman
Title:	Chief Financial Officer

LIBERTY OILFIELD SERVICES, LLC

By:	/s/ Ronald Gusek
Name:	Ronald Gusek
Title:	President

[Signature Page to First Amendment to Master Product Purchase Agreement]

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APPENDIX B

Product Mix Parameters

Buyer acknowledges the need for a balanced Product sales mix output from Smart Sand’s facilities.  Therefore, the following shall serve as a benchmark Product volume mix for each month during the Term.

Initial Tonnages

The following product mix shall apply commencing on the first day of Contract Year 1:

Product*	Minimum Monthly Volumes (Tons)
***	***
***	***
Total	***

*Subject to availability, as determined by Smart Sand in its sole discretion, Buyer may, in lieu of purchasing *** and ***, purchase *** and *** Products at prices mutually agreed to in writing by Buyer and Smart Sand.

Additional Tonnages

The following product mix shall apply commencing on the Additional Tonnage Commencement Date:

Product*	Minimum Monthly Volumes (Tons)
***	***
***	***
***	***
Total	***

*Subject to availability, as determined by Smart Sand in its sole discretion, Buyer may, in lieu of purchasing ***, *** and ***, purchase *** Products at prices mutually agreed to in writing by Buyer and Smart Sand.

Excess Capacity Tonnages

The following product mix shall apply commencing on the Excess Capacity Commencement Date (assuming the Additional Tonnage Commencement Date occurred prior to the Excess Capacity Commencement Date):

Product*	Minimum Monthly Volumes (Tons)
***	***
***	***
***	***
Total	***

*Subject to availability, as determined by Smart Sand in its sole discretion, Buyer may, in lieu of purchasing ***, *** and ***, purchase *** Products at prices mutually agreed to in writing by Buyer and Smart Sand.

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Appendix B (continued)

Product Mix Parameters

The following product mix shall apply commencing on the Excess Capacity Commencement Date (assuming the Additional Tonnage Commencement Date has not occurred prior to the Excess Capacity Commencement Date):

Product*	Minimum Monthly Volumes (Tons)
***	***
***	***
Total	***

*Subject to availability, as determined by Smart Sand in its sole discretion, Buyer may, in lieu of purchasing *** and ***, purchase *** and *** Products at prices mutually agreed to in writing by Buyer and Smart Sand.

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